U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 13, 2005
                                  ------------


                              ALPHA SPACECOM, INC.
                              --------------------
        (Exact name of small business issuer as specified in its charter)


         Colorado                      0-13628                  13-3183646
---------------------------            -------                  ----------
State or other jurisdiction     Commission File Number     (IRS Employer ID No.)
     of  incorporation)

                           Room 710, Zhou Ji Building
                                No. 16 Ande Road
                               Dongcheng District
                              Beijing 100011, China
                              ---------------------
                    (Address of principal executive offices)



                                011-852-2602-3761
                                -----------------
                           (Issuer's Telephone Number)

Item 4.01  Change in Registrant's Certifying Accountant

     Effective May 13, 2005, the firm of De Joya & Company ("De Joya"), our independent accountant during the period from May 10, 2004 through May 13, 2005, was dismissed. Our Board of Directors authorized this action. De Joya had audited our financial statements for the fiscal year ended December 31, 2003, and reviewed our financial statements for the periods ended June 30, 2004 and September 30, 2004.

     In connection with the audit of our financial statements as of and for the fiscal year ended December 31, 2003, and the interim period through May 13, 2005, there were no disagreements with De Joya on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of De Joya, would have caused them to make reference in connection with its reports to the subject matter of the disagreements.

     The audit report of De Joya on our financial statements as of and for the year ended December 31, 2003, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

     "The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern as discussed in Note
     1. The Company has been in the development stage since its inception on December 9, 1998. However, the Company has sustained substantial operating losses during development stage. In addition, the Company's total liabilities exceed total assets by $1,696,138. The Company also has a commitment to provide $30,000,000 (Note 8) in connection with a Cooperation Agreement with the China Film Group Corporation (Note 1). In view of these matters, the Company's continued existence is dependent upon the Company's ability to meet its future financing requirements, the success of future operations and the ability to raise money to meet its capital commitment. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to those matters also are described in Note 2 to the consolidated financial statements. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

     We have requested that De Joya furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. We have been advised by De Joya that they intend to provide us with such a letter next week and we intend to file an amendment to this Form 8-K to include such letter upon receipt of the same.

     In addition, effective May 13, 2005, we retained the firm of Kabani & Company, Inc. ("Kabani") to audit our financial statement for our fiscal year ending December 31, 2004, and include such report as part of our annual report on Form 10-KSB for our fiscal year ending December 31, 2004. This change in independent accountants was approved by our Board of Directors. There were no consultations between us and Kabani prior to their appointment.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 13, 2005           ALPHA SPACECOM, INC.
                              (Registrant)


                              By: Xuedong Hu
                                  ----------------------------------------------
                                  Xuedong Hu, Chief Executive Officer, President